UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 29, 2016

Southern Concepts Restaurant Group, Inc.
(Name of registrant as specified in its charter)

Colorado	000-5385383	80-0182193
(State or other jurisdiction of incorporation)	(Commission file Number)	(IRS Employer Identification No.)

2 N. Cascade Avenue, Suite 1400, Colorado Springs, CO  80903
(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code: (719) 265-5821

____________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

This Current Report on Form 8-K and other written and oral statements made from time to time by us may contain so-called "forward-looking statements," all of which are subject to risks and uncertainties. Forward-looking statements can be identified by the use of words such as "expects," "plans," "will," "forecasts," "projects," "intends," "estimates," and other words of similar meaning. One can identify them by the fact that they do not relate strictly to historical or current facts. These statements are likely to address our growth strategy, financial results and product and development programs. One must carefully consider any such statement and should understand that many factors could cause actual results to differ from our forward looking statements. These factors may include inaccurate assumptions and a broad variety of other risks and uncertainties, including some that are known and some that are not. No forward looking statement can be guaranteed and actual future results may vary materially.

Information regarding market and industry statistics contained in this Current Report on Form 8-K is included based on information available to us that we believe is accurate. It is generally based on industry and other publications that are not produced for purposes of securities offerings or economic analysis. We have not reviewed or included data from all sources, and cannot assure investors of the accuracy or completeness of the data included in this Current Report. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future market size, revenue and market acceptance of products and services. We do not assume any obligation to update any forward-looking statement. As a result, investors should not place undue reliance on these forward-looking statements.

Item 3.02 Unregistered Sales of Equity Securities.

On December 29, 2016, the Company entered into a Note Conversion Agreement with Bourbon Brothers #14, LLC.  The Company owed a debt of $1,300,000 to Bourbon Brothers #14, LLC originating from a promissory note dated December 31, 2014 in an original principal amount of $1,250,000.  Pursuant to the Note Conversion Agreement, the Company will issue 65,000,000 shares of its Common Stock as full conversion and repayment of the promissory note.  The Company issued 20,000,000 of the 65,000,000 shares on January 3, 2017.  The Company plans to increase its authorized shares as soon as practicable, but not more than 60 days from December 29, 2016, in order to issue the remaining 45,000,000 shares.

The securities described above will be issued in reliance upon exemptions from registration pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN CONCEPTS RESTAURANT GROUP, INC.

Date: January 3, 2017	By:	/s/ James Fenlason
James Fenlason, Chief Executive Officer